TRANSCAT®

IDEAS INVESTOR CONFERENCES

2022 SOUTHWEST IDEAS INVESTOR CONFERENCE

November 16, 2022

Lee Rudow
Chief Executive Officer

Tom Barbato
Chief Financial Officer

CALIBRATED BY TRANSCAT®

TRANSCAT COMPANY OVERVIEW

FOUNDED IN 1964
Over 55 Years of Calibration Experience

NASDAQ:TRNS
Only Publicly-Traded Commercial Calibration Lab

RECOGNIZED METROLOGY LEADERS ON STAFF

54 CONSECUTIVE QUARTERS
of YOY Organic Service Revenue Growth

27 COMMERCIAL LABS
Accredited to ISO/IEC 17025:2017

GLOBAL DISTRIBUTOR
of Test and Measurement Equipment


Ready
996.50
+0.02
Target
Vented
AutoRange
Uncertainty: N/A

CALIBRATED BY TRANSCAT

A Leader in the Calibration Service Market, provider of Enterprise Asset Management Services and Value-add Distributor of Test, Measurement & Control Instrumentation

- ✓ Service segment is our primary growth engine
- ✓ Target highly-regulated Life Science markets with recurring revenue streams
- ✓ NEXA Asset Management strengthens offering and increases available market
- ✓ Distribution segment differentiates with cross-segment synergies
- ✓ Executing acquisition strategy to expand geography and capabilities
- ✓ Strong leadership team in place

Market Capitalization	$607 million
Recent Price	$80.37

Average Daily Volume (3 mo.)		33,765
Common Shares Outstanding		7.5 million
Ownership:	Institutions	91%
	Insiders	9%

Transcat Differentiators

INDUSTRY *Attributes*

Recurring Service Revenue Streams	Growing Service Market	Driven by Regulation & High Cost of Failure

TRANSCAT® *Differentiators*

Distribution as Source of Service Leads and Cash Flow	Nexa Enterprise Asset Management Services	Highly Regulated Life Science Target Market	Acquisitions to Expand Geography and Markets	Scale to Service Large National Opportunities

CALIBRATED BY TRANSCAT®


TRANSCAT®
SERVICE & PRODUCT OFFERING
CALIBRATION SERVICES
NEW TEST & MEASUREMENT EQUIPMENT
FOR RENT
TEST & MEASUREMENT RENTALS
USED
USED TEST & MEASUREMENT EQUIPMENT
PIPETTES.COM
NEXA | EAM ENTERPRISE ASSET MANAGEMENT
EQUIPMENT REPAIR SERVICES
VALIDATION SERVICES

CALIBRATED BY TRANSCAT®

Double-Digit Service Growth Drivers

New Business Current Customers
(Leverage Nexa)

New Business New Customers
(Leverage Nexa)

Grow NEXA Current & New Customers
(Expanded Market)

Grow Pipette Business
(Expanded Market)

Acquisitions to Expand Geographic Footprint, Capabilities, Markets

Execute Sales Synergies on Acquired Companies

Strong Customer Retention

CALIBRATED BY TRANSCAT

Strategic Vertical Markets



Life Science

What: Pharmaceuticals, Medical Device
Why: FDA, WHO, ICH



Aerospace

What: research, development, and manufacture of flight vehicles
Why: DOD, FAA, NASA, EPA



Government/ Defense

What: Military, Missile Defense
Why: FDA, OSHA, CPSC, DOD FTC, FCC, EEOC, FDIC

Broad and Diverse Blue Chip Customer Base

Percentage of Service Revenue*



2%	Other
4%	Chemical/Process
5%	Energy/Utilities
7%	Services
10%	Aerospace/Defense
12%	Industrial
60%	Life Science / FDA-regulated

MERCK Parker CONMED Johnson & Johnson

*** Company estimates***

Flexible Service Value Proposition

50 Locations to Serve Customers in the U.S., Canada and Puerto Rico

Flexible Service Delivery Options:

- ✓ **Client-based lab**
- ✓ **Periodic on-site**
- ✓ **Mobile**
- ✓ **In-house**
- ✓ **Pickup & Delivery**



Montreal
Ottawa
Medical Device
Pharma
Milford
Boston
Medical Device
Medical Device
Toronto
Rochester
Pharma
Portland
Milwaukee
Medical Device
Pharma / Pharma
Pharma
Pharma
Pharma
Pharma
Medical Device
Harrisburg
Philadelphia
Pittsburgh
Indianapolis
Pharma
Dayton
Chesapeake
Cincinnati
Richmond
Denver
St. Louis
Pharma
Energy
Charlotte
Los Angeles
Aerospace & Defense
Pharma
Aerospace & Defense
Huntsville
San Diego
Medical Device
Phoenix
Pharma
Medical Device
Palm Beach
Houston
Aerospace & Defense
Medical Device
San Juan
Map Legend
Transcat Headquarters
Transcat Calibration Labs
Transcat Client-Based Lab (CBL)

Acquisition Drivers (recent acquisitions)

	Geographic Expansion	*Increased Capabilities and Expertise*	*Leveraged Infrastructure (Bolt-on)*
e2b Calibration	✓	✓	
Alliance Calibration	✓		✓
Tangent Labs	✓	✓	
NEXA EAM (Enterprise Asset Management)	✓	✓	
Upstate Metrology			✓
BioTek Services, Inc.	✓	✓	✓







NEXA
ENTERPRISE ASSET MANAGEMENT

With offices in both the U.S. and Ireland, NEXA | EAM delivers world-class enterprise asset management services to enable world-class production for the life sciences industry, delivered through five service tracks.



NEXA
SERVICE TRACKS
1 Calibration
4 CMMS
2 Maintenance & Spares
5 Quality & Compliance
3 Reliability
6 Validation

Track 1
Calibration

- Criticality Risk Assessment
- Calibration Interval Analysis
- Calibration Plans / Task Lists
- Planning & Scheduling

Track 2
Maintenance & Spares

- PM Optimization
- Spares / BOM Management
- PM Plans / Task Lists
- Planning & Scheduling

Track 3
Reliability

- Asset Criticality Assessments
- Asset Hierarchy Development
- PdM Plans / Task Lists
- FMECA / RCA

Track 4
CMMS

- Implementation & Migration
- Data Optimization
- Business Intelligence
- CMMS KPIs / Reporting

Track 5
Quality & Compliance

- Technical Writing
- Compliance Audits
- Remediation
- Compliance Management

Track 6
Validation

- Validation Master Plan
- Confidence Assessment Model
- Validation Interval Analysis
- Validation Method/ Process Optimization



CALIBRATED
BY TRANSCAT

Addressable Market Expansion with Addition of NEXA Enterprise Asset Management

Traditional Transcat Calibration



$1.6B 1
Calibration

Traditional Transcat, plus NEXA Asset Mgmt



$20B+ 2
Reliability
CMMS
Calibration
CQV
Regulated Market Asset Mgmt

Nexa Acquisition has significantly increased Transcat's addressable Market

Working to understand total available market addressed by Transcat plus NEXA Asset Management offerings

Exponentially larger end market opportunities

[1] *Estimated Addressable North American Calibration Market*

[2] *Estimated Addressable Market for North American Calibration, plus Global Markets for NEXA related offers*

CALIBRATED BY TRANSCAT

Consolidated Results

($ in millions)


Revenue
$110
67%
33%
$144
$155
$161
$173
$173
$205
40%
60%
FY 2012
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
FY 2022
Operating Income
$5.4
$7.9
$9.0
$10.2
$10.8
$11.1
$14.1
FY 2012
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
FY 2022
Service
Distribution

Service Segment Driving Strong Results

($ in millions)

Service Revenue



$36.4
$77.4
$84.0
$93.0
$101.3
$122.0
FY 2012
FY 2018
FY 2019
FY 2020
FY 2021
FY 2022

Service Gross Margin %



23.7%
25.7%
24.9%
25.3%
30.3%
31.9%
FY 2012
FY 2018
FY 2019
FY 2020
FY 2021
FY 2022

Capturing share in highly regulated end markets, including life sciences

NEXA enterprise asset management acquired august 31, 2021

Enhanced gross margin profile:

- Driven by operating leverage on organic growth and improved technician productivity
- Operational focus on calibration automation and process improvement

Distribution and Rentals Supports Growth Strategy

($ in millions)


Distribution Sales
$77.7
$76.9
$80.1
$72.1
$83.0
FY 2018
FY 2019
FY 2020
FY 2021
FY 2022

Stable performance over last 5 years, in line with our strategy to support service segment growth

Improved order trends from covid-impacted PY… but supply chain lead times continue to be greatly extended


Distribution Gross Margin %
22.5%
23.9%
23.7%
21.4%
23.5%
FY 2018
FY 2019
FY 2020
FY 2021
FY 2022

Gross margin percentage has improved from covid-impacted PY

FY23 Q2 Revenue

($ in millions)



Q2 Consolidated
$50.4
+12%
$56.4
Q2 FY22
Q2 FY23



Q2 Service Segment
$29.5
+19%
$35.3
Q2 FY22
Q2 FY23

Consolidated revenue up 12% on Service segment strength and modest growth in Distribution

Service total revenue growth of 19%; organic growth remained strong at 9.3%

Distribution revenue modest growth of 2% as we continued to experience extended vendor lead times



Q2 Distribution Segment
$20.8
+2%
$21.2
Q2 FY22
Q2 FY23

All figures are rounded to the nearest tenth of a million. Therefore, totals shown in graphs may not equal the sum of the segments.

Gross Profit and Margin

($ in millions)


Q2 Consolidated
$14.6
+15%
$16.8
29.0%
29.7%
Q2 FY22
Q2 FY23


Q2 Service Segment
$9.7
$11.5
32.9%
32.6%
Q2 FY22
Q2 FY23


Q2 Distribution Segment
$4.9
$5.3
23.5%
24.9%
Q2 FY22
Q2 FY23

Consolidated gross margin expanded 70 basis points

Service gross margin of 32.6% contracted 30 basis points primarily due to increased start-up costs from new client-based lab implementations

Distribution gross margin expanded 140 basis points

All figures are rounded to the nearest tenth of a million. Therefore, totals shown in graphs may not equal the sum of the segments.

Adjusted EBITDA* and Margin

($ in millions)


Q2 Consolidated
$7.1
+6%
$7.5
14.0%
13.3%
Q2 FY22
Q2 FY23


Q2 Service Segment
$5.5
$5.5
18.5%
15.7%
Q2 FY22
Q2 FY23

Consolidated adjusted EBITDA of $7.5 million up 6%

Service segment adjusted EBITDA of $5.5 million up 2% from PY

Distribution adjusted EBITDA up 22% from PY


Q2 Distribution Segment
$1.6
$2.0
7.8%
9.4%
Q2 FY22
Q2 FY23

** See supplemental slides for a description of this non-GAAP financial measure, Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA. All figures are rounded to the nearest tenth of a million. Therefore, totals shown in graphs may not equal the sum of the segments.*

Financial Flexibility Supports Growth Strategy

($ in millions)

Total Debt


% - Debt to Total
Capitalization
$27.3
$22.9
$21.0
$30.3
$19.6
$47.1
38.6%
30.8%
26.0%
31.1%
20.7%
35.3%
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
FY 2022

1.81x leverage ratio at quarter-end
(Total debt to TTM Adjusted EBITDA*)

$36.7 available from credit facility at quarter-end

FY23 CapEx expect to be $9 to $10 million

Alliance Calibration acquired in early Q1

Capital Expenditures


$5.9
$7.0
$6.6
$6.6
$10.2
FY 2018
FY 2019
FY 2020
FY 2021
FY 2022

Cash Flow from Operations


$7.5
$9.9
$12.6
$11.6
$23.6
$17.6
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
FY 2022

[1] See supplemental slides for a description of this non-GAAP financial measure, Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.

Strong Cash Generation

($ in millions)

Net Income and Diluted EPS



$4.5
$5.9
$7.1
$8.1
$7.8
$11.4
$0.64
$0.81
$0.95
$1.08
$1.03
$1.50
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
FY 2022

Net income improvement driven by improved operating performance



Adjusted EPS*
$1.35
$2.03
FY 2021
FY 2022

Tax rate expectations[2]

Fiscal 2023: 22% to 24%

(includes Federal, various state, Canadian and Irish income taxes)

Adjusted EBITDA[1] and Margin



$14.5
$16.4
$17.8
$18.4
$20.6
$26.3
10.1%
10.6%
11.1%
10.6%
11.9%
12.8%
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
FY 2022

Adjusted EBITDA continues to improve; FY22 EBITDA up to $26.3 million and EBITDA margin up to 12.8%

[1] See supplemental slides for a description of this non-GAAP financial measure, Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.

[2]FY 2023 tax rate expectations provided as of May 26, 2022

Questions & Answers